UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2026

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive

Beverly Hills, California 90212

(Address of Principal Executive Offices) (Zip Code)

(310) 887-6400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 14, 2026, Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company”), announced the pricing of the previously announced private offering (the “Offering”) of $1.8 billion in aggregate principal amount of senior notes, consisting of $1.1 billion of 7.000% senior notes due 2031 (the “2031 Notes”) and $700 million of 7.250% senior notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are being offered only to “qualified institutional buyers” and persons outside the United States that are not “U.S. persons” as such terms are defined under the Securities Act.

If the Merger (as defined and discussed below) is consummated, the Company expects to use the net proceeds from the Offering (i) to redeem in full the Issuer’s 4.750% senior notes due 2029 (the “2029 Existing Notes”) and 4.750% senior notes due 2030 (the “2030 Existing Notes”), and pay any related premiums, if any, fees and expenses, including accrued and unpaid interest with respect to the 2029 Existing Notes and 2030 Existing Notes, (ii) to make an offer to purchase the 5.000% senior notes due 2031 (the “2031 Existing Notes”) pursuant to the fundamental change provisions of the indenture governing the 2031 Existing Notes, and (iii) the remainder, if any, to repay all or a portion of the indebtedness outstanding under the Issuer’s unsecured credit facility and/or for general corporate purposes.

As previously announced, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2026, as amended on March 25, 2026, by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (“Fairfax”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”). If the Offering closes prior to the consummation of the Merger, the gross proceeds from the sale of the Notes will be deposited into an escrow account. If the Merger is not consummated on or prior to November 16, 2026 (or such later date as agreed to by the parties to the Merger Agreement), the Notes will be subject to a special mandatory redemption, at a price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest, if any, from the issue date of the Notes to, but not including, the date of such special mandatory redemption.

Fairfax, directly or through one or more of its affiliates, has committed to fund any shortfall between the amount of funds held in the escrow account and the special mandatory redemption price.

A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 14, 2026, announcing pricing of the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the Merger will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Amendment No. 1 to Form 10-K/A, which was filed with the SEC on April 29, 2026 (available here), under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain any required regulatory approvals for the Merger, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings, and (10) other risks to the consummation of the Merger. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Senior Executive Vice President, Chief Financial Officer

Date: May 14, 2026